Exhibit 10.1

EXECUTION

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of April 23, 2020 (this “Agreement”), by and among Snap Inc. (the “Borrower”), the Lenders party hereto and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Revolving Credit Agreement, dated as of July 29, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, including pursuant to the First Amendment to Revolving Credit Agreement, dated as of August 13, 2018 and the Second Amendment to Revolving Credit Agreement, dated as of August 6, 2019, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, the Lenders and Issuing Banks from time to time party thereto, and the Administrative Agent;

WHEREAS, Borrower has requested that the Lenders amend the Credit Agreement to make certain revisions to the Credit Agreement as set forth herein; and

WHEREAS, each Lender party hereto has consented to so amend certain provisions of the Credit Agreement in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.            Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)        Section 6.01(j) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(j)        Indebtedness consisting of Convertible Notes; provided that with respect to any Convertible Notes that may be exchangeable for or convertible into cash (other than payment of principal of, and interest on, such Convertible Notes), (A) not more than $2,415,000,000 in aggregate principal amount of Convertible Notes shall be outstanding at the time of, and after giving effect to, the issuance of such Convertible Notes, or (B) the Senior Net Leverage Ratio as of the date of issuance of such Convertible Notes, determined on a pro forma basis immediately after giving effect to the issuance of such Convertible Notes as of the most recently ended Measurement Period for which financial statements have been delivered, shall not exceed 3.00 to 1.00; provided further that Senior Indebtedness shall be determined without taking into account any cash or cash equivalents constituting proceeds of any such Convertible Notes to be issued on such date that may otherwise reduce the amount of Senior Indebtedness.

2.            Conditions Precedent.

(a)            This Agreement shall become effective on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Section 2 (the “Effective Date”):

(i)        The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by (1) the Loan Parties, (2) the Administrative Agent, and (3) the Required Lenders;

(ii)        The Borrower shall have paid to the Administrative Agent all expenses payable pursuant to Section 9.03 of the Credit Agreement which have accrued to the Effective Date to the extent invoices therefor have been provided at least one Business Day prior to the Effective Date;

(iii)        The representations and warranties of the Borrower set forth in the Loan Documents (including, without limitation, this Agreement) shall be true and correct in all material respects on and as of the Effective Date except that (1) the representations and warranties contained in Sections 3.04(a) and 3.12 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) (subject, in the case of unaudited financial statements furnished pursuant to clause (b), to year-end audit adjustments and the absence of footnotes), respectively, of Section 5.01 of the Credit Agreement, (2) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (3) to the extent that such representations and warranties are already qualified or modified by materiality or words of similar effect in the text thereof, they shall be true and correct in all respects; and

(iv)        As of the Effective Date, no Default or Event of Default shall have occurred and be continuing or will result from the execution of this Agreement and the transactions contemplated hereby as of the Effective Date.

3.            Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

4.            Full Force and Effect.  Except as expressly provided herein and in the Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Arrangers or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

5.            Entire Agreement.  This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6.            Effect of this Agreement.  This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7.            GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-

2

JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

8.            CONSENT TO JURISDICTION. THE TERMS AND PROVISIONS OF SECTION 9.09 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

9.            Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.            Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

SNAP INC.

By: /s/ Derek Andersen
Name: Derek Andersen
Title: Chief Financial Officer

Signature Page to Third Amendment

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

Signature Page to Third Amendment

BARCLAYS BANK PLC, as a Lender

By: /s/ Martin Corrigan
Name: Martin Corrigan
Title: Vice President

Signature Page to Third Amendment

DEUTSCHE BANK AG CAYMAN ISLAND BRANCH, as a Lender

By: /s/ Ming K Chu
Name: Ming K Chu
Title: Director

By: /s/ Jonathan Krissel
Name: Jonathan Krissel
Title: Managing Director

Signature Page to Third Amendment

SILICON VALLEY BANK, as a Lender

By: /s/ Robby Kumar
Name: Robby Kumar
Title: Managing Director

Signature Page to Third Amendment